UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  02/24/2009

Webster Financial Corporation
(Exact name of registrant as specified in its charter)

Commission File Number:  001-31486

Delaware	06-1187536
(State or other jurisdiction of	(IRS Employer
incorporation)	Identification No.)

Webster Plaza
Waterbury, Connecticut 06702
(Address of principal executive offices, including zip code)

203-465-4364
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[  ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.    Other Events

On February 24, 2009 Webster Financial Corporation, the holding company for Webster Bank, N.A., issued a press release announcing that it has completed the goodwill analysis discussed in its January 23, 2009 preliminary earnings release and that no additional charge will be recorded for 2008. The company also indicated that there is no change in the valuation allowance for its deferred tax asset as of December 31, 2008. Webster will continue testing its goodwill for potential impairment in future periods.

Item 9.01.    Financial Statements and Exhibits

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Signature(s)

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Webster Financial Corporation

Date: February 24, 2009	By:	/s/ Douglas O. Hart
Douglas O. Hart
Executive Vice President, Chief Accounting Officer